Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Bellerophon Therapeutics, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

(1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023	By:	/s/ Peter Fernandes
Peter Fernandes Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)